Strength in Balance. Fourth Quarter 2015 UMB Financial January 26, 2016 Exhibit 99.2

2
Cautionary Notice about Forward-Looking Statements
This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about asset sensitivity. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,”
“outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as
“may,”
“will,”
“should,”
“would,”
or
“could.”
Forward-looking
statements
convey
our
expectations,
intentions,
or
forecasts
about
future
events, circumstances, results, or aspirations.
All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-
looking
statement.
Some
of
the
factors
that
may
cause
actual
results
or
other
future
events,
circumstances,
or
aspirations
to
differ
from
those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2014, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the Securities and Exchange Commission (SEC).
Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

4Q 2015 Performance Highlights

Earnings Summary –
4Q 2015
$ in thousands, except per-share data; unaudited
4
4Q'15
4Q'14
3Q'15
vs. 4Q'14
vs. 3Q'15
Net Interest Income
114,454
$
90,914
$
109,895
$
25.9

4.1

Noninterest Income
112,599

115,248

109,098

(2.3)

3.2

Pre-Provision Net Revenue
227,053

206,162

218,993

10.1

3.7

Noninterest Expense
182,080

166,397

185,279

9.4

(1.7)

Income Before Provision & Taxes
44,973

39,765

33,714

13.1

33.4

Provision for loan losses
5,000

3,000

2,500

66.7

100.0

Income before Taxes
39,973

36,765

31,214

8.7

28.1

Income Tax Provision
10,330

9,825

8,763

5.1

17.9

Net Income
29,643
$
26,940
$
22,451
$
10.0

32.0

Diluted EPS
0.60
$
0.59
$
0.46
$
1.7
30.4
Dividends per share
0.245

0.235

0.235

4.3
4.3
WASO (diluted)
49,066,566
45,465,760
49,036,332
7.9
0.1
% variance

Earnings Summary –
Full-Year 2015
$ in thousands, except per-share data; unaudited
5
2015
2014
2013
'15 to '14
'14 to '13
Net Interest Income
412,067
$
350,055
$
333,269
$
17.7
5.0
Noninterest Income
466,454
498,688
491,833
(6.5)
1.4
Pre-Provision Net Revenue
878,521
848,743
825,102
3.5
2.9
Noninterest Expense
703,736
665,680
623,204
5.7
6.8
Income Before Provision & Taxes
174,785
183,063
201,898
(4.5)
(9.3)
Provision for loan losses
15,500
17,000
17,500
(8.8)
(2.9)
Income before Taxes
159,285
166,063
184,398
(4.1)
(9.9)
Income Tax Provision
43,212
45,408
50,433
(4.8)
(10.0)
Net Income
116,073
$
120,655
$
133,965
$
(3.8)
(9.9)
Diluted EPS
2.44
$
2.65
$
3.20
$
(7.9)
(17.2)
Dividends per share
0.950
0.910
0.870
4.4
4.6
WASO (diluted)
47,579,334
45,445,283
41,838,580
4.7
8.6
% variance

Select Balance Sheet Items
6
$ in thousands, average balances; unaudited
Three Months Ended
vs. 4Q'14
vs. 3Q'15
Avg. Balance
Avg. Balance
Avg. Balance
Assets
Loans, net of unearned interest
9,199,961
$
3.80
7,320,930
$
3.49
8,933,775
$
3.76
25.7
3.0
Total securities
7,401,671
1.99
7,184,075
1.90
7,343,922
1.95
3.0
0.8
Total earning assets
17,380,673
2.88
15,150,747
2.61
16,842,320
2.86
14.7
3.2
Allowance for loan losses
(78,906)
(77,527)
(78,419)
1.8
0.6
Total assets
18,755,557
$
16,231,622
$
18,120,449
$
15.5
3.5
Liabilities and Shareholders' Equity
Interest-bearing deposits
8,528,207
$
0.18
7,446,164
$
0.16
8,532,814
$
0.18
14.5
(0.1)
Total interest-bearing liabilities
9,923,008
0.21
8,988,438
0.15
10,255,676
0.21
10.4
(3.2)
Noninterest-bearing demand deposits
6,734,309
5,403,856
5,800,870
24.6
16.1
Shareholders' Equity
1,912,654
1,651,969
1,887,863
15.8
1.3
Total liabilities and shareholders' equity
18,755,557
$
16,231,622
$
18,120,449
$
15.5
3.5
Net interest spread
2.67
2.46
2.65
Net interest margin
2.76
2.52
2.73
% variance
December 31, 2015
December 31, 2014
September 30, 2015
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %

Key Performance Metrics
7
(1)
Tier 1 Capital calculated under Basel III requirements beginning in 1Q’15.
4Q'15
3Q'15
2Q'15
1Q'15
4Q'14
ROAE
6.15%
4.72%
6.95%
8.18%
6.47%
ROAA
0.63%
0.49%
0.70%
0.81%
0.66%
Efficiency Ratio
77.21%
80.79%
76.41%
75.67%
77.31%
Net Interest Margin
2.76%
2.73%
2.59%
2.46%
2.52%
Noninterest Income % of revenue
49.6%
49.8%
55.1%
58.1%
55.9%
Avg. Loan/Deposit Ratio
60.3%
62.3%
60.1%
56.3%
57.0%
Assets Under Mgmt. (billions)
40.0
$
40.9
$
42.5
$
42.3
$
42.8
$
Tier 1 Capital Ratio
11.81%
(1)
12.51%
(1)
12.77%
(1)
12.91%
(1)
13.29%
Diluted EPS
0.60
$
0.46
$
0.65
$
0.74
$
0.59
$

Net Operating Income Non-GAAP Reconciliation
8
In this presentation, we provide information using net operating income, operating earnings per share, operating return on average equity, operating return on average assets, operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the
results
that
are
reported
according
to
generally
accepted
accounting
principles
(GAAP)
and
should
not
be
viewed
in
isolation
from,
or
as
a
substitute
for,
GAAP results. The differences between these non-GAAP financial measures and  the comparable GAAP financial measures are reconciled in the tables below and as described further on the next slide. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors
because
they
adjust
for
acquisition-
and
severance-related
items
that
management
does
not
believe
reflect
the
company’s
fundamental
operating
performance.
Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the after-tax impact of excluding the following: (i) the contingency reserve expense related to the acquisition of Prairie Capital Management, LLC, (ii) fair value adjustments to contingent consideration for the acquisitions
of
Prairie
Capital
Management,
LLC
and
Reams
Asset
Management
Company,
(iii)
expenses
related
to
the
acquisition
of
Marquette
Financial
Companies, and (iv) non-acquisition severance expenses. Operating earnings per share (basic and diluted) is calculated as net operating income, divided by the company’s average number of shares outstanding (basic and diluted) for the relevant period. Operating return on average equity is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating return on average assets is calculated as net operating income, divided by the company’s average assets for of the relevant period.
(Continued on next page.)
(unaudited, dollars in thousands except per share data)
December 31,
December 31,
December 31,
December 31,
2015
2014
2015
2014
Net income (GAAP)
$29,643
$26,940
$116,073
$120,655
Adjustments (net of tax):
     Contingency reserve expense (i)
-

-

-

12,974

     Fair value adjustments on contingent consideration (ii)
300

(543)

(1,925)

4,264

     Acquisition expenses (iii)
2,193

1,243

6,293

1,243

     Non-acquisition severance expense (iv)
2,098

181

2,919

465

Total Non-GAAP adjustments (net of tax)
4,591

881

7,287

18,946

Net Operating Income (Non-GAAP)
$34,234
$27,821
$123,360
$139,601
GAAP
Earnings per share - Basic
$0.61
$0.60
$2.46
$2.69
Earnings per share - Diluted
0.60
0.59
2.44
2.65
Return on average assets
0.63%
0.66%
0.65%
0.75%
Return on average equity
6.15%
6.47%
6.43%
7.54%
Non-GAAP
Operating earnings per share - Basic
$0.70
$0.62
$2.62
$3.11
Operating earnings per share - Diluted
0.70

0.61

2.59

3.07

Operating return on average assets
0.72%
0.68%
0.69%
0.87%
Operating return on average equity
7.10%
6.68%
6.83%
8.73%
Three Months Ended
Year Ended

9
Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses i-iv above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, less amortization of
other
intangibles,
divided
by
the
company’s
tax
equivalent
net
interest
income
plus
noninterest
income
less
gains
on
sales
of
securities
available
for
sale.
i.
Represents the company's 2014 contingency reserve for the settlement of disputes related to the acquisition of Prairie Capital Management , LLC (PCM).
ii.
Represents fair value adjustments to contingent consideration for the acquisitions of PCM and Reams Asset Management Company.
iii.
Represents expenses related to the acquisition of Marquette Financial Companies (MFC).
iv.
Represents non-acquisition severance expense related to UMB-legacy employees. Severance expense for MFC-legacy employees is included in item (iii).
v.
Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $6.5 million and
$5.3 million for the three months ended December 31, 2015 and 2014, respectively, and an addition to net interest income of $23.8 million and $21.2 million for the year-ended December 31, 2015 and 2014, respectively.
Operating Noninterest Expense & Efficiency Ratio
Non-GAAP Reconciliation
(unaudited, dollars in thousands)
December 31,
December 31,
December 31,
December 31,
2015
2014
2015
2014
Noninterest expense (GAAP)
$182,080
$166,397
$703,736
$665,680
Adjustments (pre-tax):
Contingency reserve expense (i)
-
-
-
20,272
Fair value adjustments on contingent consideration (ii)
469
(848)
(3,008)
6,662
Acquisition expenses (iii)
3,427
1,942
9,833
1,942
Non-acquisition severance expense (iv)
3,278
282
4,561
726
Total Non-GAAP adjustments (pre-tax)
7,174
1,376
11,386
29,602
Operating noninterest expense
174,906
165,021
692,350
636,078
Noninterest expense
182,080
166,397
703,736
665,680
Less: Amortization of other intangibles
3,283
2,974
12,090
12,193
Noninterest expense, net of amortization of other intangibles (numerator A)
178,797
163,423
691,646
653,487
Operating noninterest expense (Non-GAAP)
174,906
165,021
692,350
636,078
Less: Amortization of other intangibles
3,283
2,974
12,090
12,193
Operating expense, net of amortization of other intangibles (numerator B)
171,623
162,047
680,260
623,885
Net interest income (tax equivalent) (v)
120,966
96,200
435,852
371,289
Noninterest income
112,599
115,248
466,454
498,688
Less: Gains on sales of securities available for sale, net
1,998
62
10,402
4,127
Total (denominator A)
231,567
211,386
891,904
865,850
Efficiency ratio (numerator A/denominator A)
77.21%
77.31%
77.55%
75.47%
Operating efficiency ratio (numerator B/denominator A)
74.11%
76.66%
76.27%
72.05%
Three Months Ended
Year Ended

Efficiency Initiative Update

Components of Efficiency Initiative
11
(1)
Excludes severance costs
(2)
Excludes Marquette-related synergies
The amounts in the 2015 and 2016 columns represent actual savings recognized or expected to be recognized, as applicable, in those years based on the timing of actions taken as part of these efficiency initiatives. The amounts in the annualized column represent the estimated full-year impact of those savings going forward.
($ millions)
2015
Initial
Estimate
2016
Initial
Estimate
2015
Actual
2016
Updated
Estimate
Annualized
Salaries and Benefits
(1)
$5.2
$15.0
$7.7
$14.6
$23.4
Business Process Improvements
$1.6
$7.6
$1.8
$6.4
$9.5
Total Cost Savings
(2)
$6.8
$22.6
$9.5
$21.0
$32.9
Key
Initiatives
–
Drive
enhanced
operating
leverage
and
improve
customer
experience
Select Business Process Improvement
Actions
Centralize lockbox processing sites
Continued conversion to e-statements
Reduce advertising and T&E
Right-size contracting and consulting expense
related to technology upgrades
Remove ATM locations with lower profitability
Adjust or discontinue certain reward and partner programs
Renegotiate or terminate various vendor contracts
Eliminate participation in discretionary industry organizations and events
Simplification of organizational and reporting structures
Improvement in efficiency within branch operations
Streamlining of back-office functions
Elimination of duplication and improved distribution synergies among customer-focused businesses
Modernization of technology to better enable product delivery and operational efficiency over time

The amounts in the 2015 and 2016 columns represent actual savings recognized or expected to be recognized, as applicable, in those years based on the timing of actions taken as part of these efficiency initiatives. The amounts in the annualized column represent the estimated full-year impact of those savings going forward.
Salaries & Benefits Details
FTE reductions
No backfill of certain positions vacated in 2015
Other (reduction in hours and overtime, reduction or elimination of other programs)
Components of
Salaries and Benefits Savings:
Severance
Expense –
not included in efficiency totals:
12
(1)
Excludes severance costs
(2)
Excludes Marquette-related severance expense
($ millions)
2015
Initial Estimate
2016
Initial Estimate
2015
Actual
2016
Updated Estimate
Severance Expense
(2)
$4.9
$3.1
$4.1
$3.0
($ millions)
2015
Initial
Estimate
2016
Initial
Estimate
2015
Actual
2016
Updated
Estimate
Annualized
Salaries and Benefits Efficiencies
(1)
$5.2
$15.0
$7.7
$14.6
$23.4

4Q 2015 Financials

Marquette Integration Update
14
Transaction Costs
$ thousands
2014
1Q’15
2Q’15
3Q’15
4Q’15
Total
2014-2015
HR Costs
$215.1
$121.1
$452.4
$1,909.1
$1,756.1
$4,453.8
Technology Integration
-
10.3
-
2,405.0
1,658.2
4,073.5
Professional Fees
1,680.1
627.0
264.4
93.0
345.9
3,010.4
Other Integration Fees
46.4
7.3
70.2
48.4
64.7
237.0
Total
Transaction
Costs
$1,941.6
$765.7
$787.0
$4,455.5
$3,824.9
$11,774.7

Billions
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15

Consistent Loan Growth
15
End-of-Period Total Loans
5 Year
CAGR
15.5%
(1)
On May 31, 2015, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of $980.4 million were added to the UMB portfolio. At December 31, 2015, the acquired loans plus production in the legacy Marquette channels totaled $1.0 billion.
(1)
(1)
$4.6
$5.0
$5.7
$6.5
$7.5
$8.9
$9.4

$7.5
$8.0
$8.4
$1.0
$1.0
4Q'14
3Q'15
4Q'15
Legacy UMB
Legacy Marquette
$ in thousands
Legacy Marquette
Loans
December 31, 2014
September 30, 2015
December 31, 2015
vs. Dec '14
vs. Sep '15
vs. Sep '15
Legacy UMB Loans
7,465,794
$
8,041,024
$
8,448,650
$
13.2%
5.1%
n/a
Legacy Marquette Loans
-

1,005,102

982,111

n/a
n/a
-2.3%
Total
7,465,794
$
9,046,126
$
9,430,761
$
26.3%
4.3%
Legacy UMB
Loans
UMB and Marquette Loans
16
$9.4
$9.0

Quality Credit Metrics
Net Charge-Offs
$000’s
17
Nonperforming Loans
$000’s
$4,176
$1,661
$4,758
$2,192
$1,886
0.23%
0.09%
0.24%
0.10%
0.08%
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
Net Charge-offs
NCOs/Avg. Loans
$27,382
$29,187
$37,649
$49,955
$61,152
0.37%
0.39%
0.42%
0.55%
0.65%
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
Nonperforming Loans
NPLs/Loans

4
th
Quarter 2015
Average Balance, AFS:
$6.7 billion
Average Yield:
1.87%
Investment Mix
Securities Available for Sale
$6.8 billion at December 31, 2015
Agencies
High Quality Investment Portfolio
18
Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
Roll off
Purchased
($ millions)
Yield
($ millions)
Yield
1Q'15
$333
2.02%
$709
1.89%
2Q'15
$299
1.98%
$498
1.90%
3Q'15
$278
1.88%
$114
2.17%
4Q'15
$293
1.81%
$633
2.05%
Scheduled Cash Flow
1Q'16
$370
1.59%
Next 12 months
$1,658
1.37%
Duration/Life
(in months)
at 12/31/15
at 9/30/15
Avg. Life Total
44.80
44.15
Duration Total
36.93
37.92
Securities Gains
$ in thousands
4Q'14
62
$
1Q'15
7,336
$
2Q'15
967
$
3Q'15
101
$
4Q'15
1,998
$
52.5%
31.4%
9.8%
5.1%
1.2%

$4.4
$14.3
$24.8
$16.0
$37.6
$59.2
$17.8
$41.6
$67.8
$26.7
$58.7
$90.1
+100 bps
+200 bps
+300 bps
12-mo Ramp -
Year 1
Immediate Shock -
Year 1
12-mo Ramp -
Year 2
Immediate Shock -
Year 2
Year 1
Year 2
Year 1
Year 2
Year 1
Year 2
Asset Sensitivity at December 31, 2015
Projected Net Interest Income Differential
vs. Rates Unchanged
(1)
($ millions)
(1)
This analysis is further described in Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Net Interest Income Modeling”
and is subject to the assumptions, risks, and uncertainties noted there.
19
Variable Rate Loans at 12/31/15: $4.5 billion, 48% of loan book
•
~49% of variable loans are tied to Prime for the next quarter
•
~50% of variable loans are tied to Libor for the next quarter
Loan Repricing/Maturity Schedule:
•
50% in 1Q 2016
•
66% in full-year 2016

Deposit Growth
Deposits & Percent of Free Funds
Actual EOP Balances; $ billions
20
4Q 2015
Cost of Interest-Bearing Liabilities   0.21%
Including DDA   0.12%
$10.2
$13.6
$11.7
$13.6
$15.1
38.8%
42.2%
38.0%
41.4%
41.8%
Interest Bearing
Non
-Interest Bearing

11.92
14.43
14.04
12.75
11.05
13.61
13.29
11.81
6.81
8.41
8.72
9.08
11.70
2012
2013
2014
2015
12.92%
11.70%
Industry
Median
Balance
Sheet
–
Strong
Capital
Position
Common Equity Tier 1 Ratio vs. Industry
2015
21
$1.09
$1.91
4Q'10
4Q'15
Average Equity
($ billions)
Capital Ratio Trends
Industry Median as of 3Q15; Source: SNL Financial.
(1)
2015 ratios calculated under Basel III requirements.
Total Risk-Based Capital
Tier 1 Capital
Tier 1 Leverage
Common Equity Tier 1
(1)

Noninterest
Income
–
4Q
2015
22
Noninterest income decreased $2.6
million, or 2.3%, compared to 4Q’14
Trust and securities processing
income decreased $6.9 million or
10.0% compared to 4Q’14
Inst. Inv Mgmt: -$8.2MM
Asset Servicing: +$155k
Bank: +1.2MM
Equity earnings on alternative
investments had an unrealized loss of
$5.2 million, compared to an
unrealized loss of $4.5 million in
4Q’14
4
th
Quarter ‘15 Drivers
$ in thousands
4Q'15
3Q'15
2Q'15
1Q'15
4Q'14
Trust and securities processing
62,194
$
65,182
$
67,381
$
67,299
$
69,072
$
Trading and investment banking
5,559

2,969

5,568

6,122

4,840

Service charges on deposits
21,631

21,663

21,625

21,541

21,480

Insurance fees and commisions
894

480

586

570

765

Brokerage fees
3,005

2,958

2,936

2,854

2,595

Bankcard fees
17,369

17,624

18,035

16,183

17,321

Gains on sales of securities
1,998

101

967

7,336

62

Equity (loss) earnings on alt. investments
(5,189)

(5,032)

(1,125)

(842)

(4,487)

Other
5,138

3,153

3,577

4,144

3,600

    Total noninterest income
112,599
$
109,098
$
119,550
$
125,207
$
115,248
$

Millions
4Q'10
2Q'11
4Q'11
2Q'12
4Q'12
2Q'13
4Q'13
2Q'14
4Q'14
2Q'15
4Q'15

Bankcard Fees
Noninterest
Income
Composition
–
4Q
2015
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Deposit Service Charges
Trust & Securities Processing
Gains on Sales of Securities
Other
Brokerage Fees
Trading
& Investment Banking
($ millions)
Insurance Fees
23
Source of income:
4Q’15
4Q'14
Institutional
Investment Mgmt.
$20.9
$29.1
Asset
Servicing
$22.3
$22.2
Bank (Inst. & Personal Asset Mgmt.)
$19.0
$17.8
$62.2
$69.1
Excludes ($5.2MM) unrealized loss from Equity Earnings on Alternative Investments, which represents (4.6%) of noninterest income
55.2%
19.2%
15.4%
4.9%
4.6%
2.7%
1.8%
0.8%
$46.3
$51.1
$58.3
$71.7
$69.1
$62.2

Noninterest
Income
–
Full-Year
2015
24
$ in thousands
2015
2014
2013
2012
2011
Trust and securities processing
262,056
$
288,054
$
265,948
$
225,094
$
208,392
$
Trading and investment banking
20,218

19,398

20,641

30,359

27,720

Service charges on deposits
86,460

85,299

84,133

78,694

74,659

Insurance fees and commisions
2,530

3,011

3,727

4,095

4,375

Brokerage fees
11,753

10,761

11,470

11,105

9,950

Bankcard fees
69,211

67,250

62,031

60,567

59,767

Gains on sales of securities
10,402

4,127

8,542

20,232

16,125

Equity (loss) earnings on alt. investments
(12,188)

3,975

19,048

422

3

Other
16,012

16,813

16,293

27,554

13,341

    Total noninterest income
466,454
$
498,688
$
491,833
$
458,122
$
414,332
$
Noninterest income decreased $32.2
million, or 6.5%, compared to 2014
Trust and securities processing
income decreased $26.0 million or
9.0% compared to 2014
Inst. Inv Mgmt: -$34.7MM
Asset Servicing: +$2.9MM
Bank: +5.8MM
Equity earnings on alternative
investments had an unrealized loss of
$12.2 million, compared to an
unrealized gain of $4.0 million in 2014
Gains on sales of securities were
$10.4 million, an increase of $6.3
million compared to 2014
Full-Year ‘15 Drivers

Bankcard Fees
Noninterest
Income
Composition
–
Full
Year
2015
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Deposit Service Charges
Trust & Securities Processing
Gains on Sales of Securities
Other
Brokerage Fees
Trading
& Investment Banking
($ millions)
Insurance Fees
25
Source of income:
2015
2014
Institutional
Investment Mgmt.
$95.8
$130.5
Asset
Servicing
$91.0
$88.1
Bank (inst. & personal asset mgmt.)
$75.3
$69.5
$262.1
$288.1
Excludes ($12.2MM) unrealized loss from Equity Earnings on Alternative Investments, which represents (2.6%) of noninterest income
$160.4
$208.4
$225.1
$265.9
$288.1
$262.1
56.2%
18.6%
14.9%
4.3%
3.4%
2.5%
2.2%
0.5%
5 Year
CAGR
10.3%

Noninterest
Expense
–
4Q
2015
26
$ in thousands
4Q'15
3Q'15
2Q'15
1Q'15
4Q'14
Salaries and employee benefits
103,617
$
104,733
$
99,585
$
98,537
$
90,115
$
Occupancy, net
11,791

11,748

10,312

10,010

10,312

Equipment
16,723

17,228

15,410

14,172

14,618

Supplies, postage and telephone
4,280

5,371

4,603

4,325

5,403

Marketing and business dev
6,816

5,766

6,530

4,618

7,182

Processing fees
13,096

12,795

12,654

12,783

13,496

Legal and consulting
7,447

8,648

5,917

4,378

7,907

Bankcard
5,301

5,266

4,953

4,768

6,812

Amortization of other intangibles
3,283

3,483

2,569

2,755

2,974

Regulatory fees
3,320

3,176

2,873

2,756

2,643

Other
6,406

7,065

6,558

5,311

4,935

    Total noninterest expense
182,080
$
185,279
$
171,964
$
164,413
$
166,397
$
Noninterest expense increased  $15.7
million, or 9.4%, compared to 4Q’14.
Salaries and employee benefits expense
increased $13.5 million, or 15.0%, year-
over-year
Marquette salaries were $8.4 million
Marquette-related severances were
$600 thousand
Non-Marquette severances were
$3.3 million
Equipment expense increased $2.1
million year-over-year to $16.7 million
related to technology projects completed
and put into production for:
Regulatory environment
Cyber security
Modernization of systems
On a non-GAAP basis, operating
noninterest expense was $174.9 million,
an increase of 6.0% or $9.9 million
compared to 4Q’14. (see reconciliation on
slides 8 and 9)
4
th
Quarter ‘15 Drivers

Noninterest
Expense
–
Full-Year
27
$ in thousands
2015
2014
2013
2012
2011
Salaries and employee benefits
406,472
$
358,569
$
339,691
$
319,852
$
294,756
$
Occupancy, net
43,861

40,197

39,291

37,927

38,406

Equipment
63,533

53,609

49,207

43,465

42,728

Supplies, postage and telephone
18,579

20,411

20,387

21,045

22,166

Marketing and business dev
23,730

24,148

22,703

24,604

20,150

Processing fees
51,328

56,049

57,791

51,191

49,985

Legal and consulting
26,390

20,407

18,703

17,980

15,601

Bankcard
20,288

19,594

18,381

18,154

15,600

Amortization of other intangibles
12,090

12,193

13,218

14,775

16,100

Regulatory fees
12,125

10,445

9,129

9,447

10,395

Class action litigation settlement
-

-

-

-

7,800

Contingency reserve
-

20,272

-

-

-

Other
25,340

29,786

34,703

31,229

27,987

    Total noninterest expense
703,736
$
665,680
$
623,204
$
589,669
$
561,674
$
Full-Year ‘15 Drivers
Noninterest expense increased  $38.1
million, or 5.7%, compared to 2014.
Salaries and employee benefits expense
increased $47.9 million, or 13.4%, year-
over-year
Marquette salaries were $18.6
million
Marquette-related  severances were
$2.4 million
Non-Marquette related severances
were $4.6 million
Equipment expense increased $9.9
million year-over-year to $63.5 million
Legal and consulting expense, which
included $1.3 million in acquisition costs
in 2015, increased $6.0 million
Partially offsetting these increases was a
$20.2 million contingency reserve
expense in 2014 that did not repeat in
2015
On a non-GAAP basis, operating
noninterest expense was $692.4 million,
an increase of 8.8% or $56.3 million
compared to 2014. (see reconciliation on
slides 8 and 9)

Business Segment Updates - 4Q 2015

Bank Segment Results

Net interest income		
Provision for loan losses		
Noninterest income		
Noninterest expense		
NI before taxes		
Income tax provision

Bank
29
Loans at December 31, 2015 stood at $9.4 billion, an increase of 26.3% year-over-year
Loans produced by legacy UMB lenders increased 13.2% year-over-year
Average
loan
yields
for
the
4
th
quarter
were
3.80%
compared
to
3.49%
for
the
4
th
quarter
of
2014
Private placement bonds, shown as held-to-maturity securities, increased 139.9% to $667.1 million compared to year-end 2014
Assets under management within the Bank segment reached $12.8 billion, an increase of
10.0% year-over-year
Highlights
$ in 000s, unaudited
Year Ended
3 mos Ended
December 31,
% Change
December
31,
% Change
2015
2014
Y/Y
2015
2014
Y/Y
$    348,701
$    292,356
19.3%
$        96,658
$        75,861
27.4%
8,541
9,175
-6.9%
2,997
1,617
85.3%
188,444
194,223
-3.0%
46,400
42,380
9.5%
446,656
404,203
10.5%
116,710
96,803
20.6%
81,948
73,201
11.9%
23,351
19,821
17.8%
22,127
24,095
-8.2%
6,016
5,427
10.9%
Net income
$    59,821
$    49,106
21.8%
$        17,335
$        14,394
20.4%
pre-tax profit margin
15.3%
15.0%
16.3%
16.8%

Loan Paydowns, Payoffs, and Line Changes
$ in thousands
4Q'15
3Q'15
2Q'15
1Q'15
4Q'14
End-of-Period Total Loans
9,430.8
$
9,046.1
$
8,916.1
$
7,498.3
$
7,465.8
$
Gross Loan Production
696.9

525.0

573.9

471.2

480.7

Revolving Balance Changes
32.3

(105.8)

178.8

(116.8)

107.2

Payoffs
(119.9)

(82.8)

(77.3)

(125.8)

(75.5)

Paydowns
(224.6)

(206.4)

(238.0)

(196.1)

(149.8)

Paydowns/Payoffs as a % of Loans
3.8%
3.2%
4.2%
4.3%
3.2%
30
(1)
On May 31, 2015, we closed the acquisition of Marquette Financial Companies and loans with an acquired value of
$980.4 million were added to the UMB portfolio.
(1)

45.3%
50.9%
51.0%
51.6%
45.1%
2.3%
3.4%
4.4%
28.1%
25.2%
26.1%
25.0%
28.3%
3.7%
3.7%
4.4%
4.3%
5.2%
10.7%
10.1%
8.7%
8.6%
7.7%
6.7%
5.9%
4.9%
4.2%
3.1%
1.9%
1.0%
1.0%
1.4%
1.6%
2011
2012
2013
2014
2015
Bank –
Loan Composition
31
Diverse Loan Book
(Actual Loan Balances at December 31)
$5.0B
$5.7B
$6.5B
$7.5B
$9.4B
Commercial Credit Card
Commercial & Industrial
(1)
HELOC
Residential Real Estate
Real Estate Construction
Commercial Real Estate
Consumer Credit Card
Consumer Other
1.3%
1.0%
1.5%
2.3%
1.6%
1.4%
1.8%
1.7%
1.9%
Factoring Loans
Asset-Based Loans
(1)
Includes Leases

$2,433.7
$2,596.4
$2,880.3
$3,383.6
$3,759.1
$633.4
$826.2
$927.7
$962.5
$1,116.6
$502.6
$612.7
$717.9
$805.2
$933.9
$390.3
$896.7
$510.6
$550.8
$614.6
$679.7
$714.5
$390.3
$403.1
$450.1
$559.5
$558.7
$559.3
$313.2
$363.0
$333.2
$348.8
2011
2012
2013
2014
2015
Bank –
Regional Lending
32
(2)
Arizona loan balances include $534.6MM legacy UMB loans and $362.1MM legacy Marquette loans.
(1)
Texas loan balances include $245.8 MM legacy UMB loans and $313.5MM legacy Marquette loans.
$130.1
$242.5
$129.4
$187.2
$197.4
$204.1
$294.7
$213.2
$138.6
$236.7
$5.0B
$5.7B
$6.5B
$7.5B
$9.4B
Colorado
Kansas City
Kansas
Greater MO
St. Louis
Arizona
Texas
Oklahoma
Marquette Transportation Fin (Natl. Sales)
Nebraska
Marquette Business Credit (Natl. Sales)
$215.8
$90.7
(1)
(2)
$68.1
Loans by Region
(Actual Loan Balances at December 31)
High Growth Regions
4Q’15 vs. 4Q’14
Texas +303.7%
Arizona +129.8%
Colorado & St. Louis +16.0%

Net Charge-Off History
33
$ in thousands
2015
2014
2013
2012
2011
2010
2009
2008
2007
2006
Commerial Loans
(1)
3,415
$
6,459
$
3,881
$
7,310
$
11,880
$
6,007
$
4,113
$
2,943
$
1,569
$
2,367
$
Credit Card
6,753

8,301

8,811

9,382

11,127

14,279

12,291

6,839

4,577

3,449

Other
(2)
329

851

1,483

1,399

1,128

1,411

3,854

1,973

2,127

1,176

Total Net Charge-offs
$10,497
$15,611
$14,175
$18,091
$24,135
$21,697
$20,258
$11,755
$8,273
$6,992
Average Total Loans
($ billions)
8,425.1
$
6,975.3
$
6,221.3
$
5,251.3
$
4,756.2
$
4,490.6
$
4,383.6
$
4,193.9
$
3,901.9
$
3,579.7
$
NCOs as % of Average
Loans
0.12%
0.22%
0.23%
0.35%
0.51%
0.48%
0.47%
0.28%
0.21%
0.20%
(1)
Commercial includes Commercial & Industrial, Commercial Real Estate, Real Estate Construction loans, asset-based, and factoring loans.
(2)
Other includes Consumer, Residential Real Estate, HELOC, and DDA Charge-offs.

4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15

Loan Classification Trends 34 4.80% 2.30% 1.70% 0.80% 0.65% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Watch Special Mention Substandard Non-Performing Loans Total

34.4%
34.8%
33.7%
35.6%
34.0%
32.4%
28.2%
23.3%
23.0%
24.1%
8.4%
7.7%
6.4%
8.3%
7.8%
3.4%
4.4%
6.2%
7.8%
5.4%
9.9%
17.1%
6.3%
5.7%
8.5%
8.1%
6.9%
6.3%
6.1%
6.6%
10.0%
4.5%
4.7%
4.0%
3.7%
3.6%
3.0%
4.0%
4.0%
2011
2012
2013
2014
2015
Bank –
Deposits
35
Diverse Sources of Deposits
(Actual Deposits at December 31)
$10.2B
$11.7B
$13.6B
$13.6B
$15.1B
Personal Banking -
Consumer
Commercial
Institutional -
IAM
Personal Banking -
Private Wealth
Asset Servicing
Healthcare
Institutional -
IBIS
Small Business
Other
2.9%
0.2%
1.4%
0.2%
0.9%
2.1%

$5,366
$6,390
$7,044
$7,610
$8,659
$2,035
$2,219
$2,853
$3,603
$3,712
$188
$226
$351
$419
$421
2011
2012
2013
2014
2015
36
$7.6B
$8.8B
$10.2B
$11.6B
$12.8B
$1.1B
$1.2B
$1.2B
$1.4B
$1.6B
Home Equity Lines of Credit
$ in millions
Assets Under Management
$ in millions
Bank –
Asset Mgmt. & Home
Equity Lending
(1)
(1)
Includes $682.0 million from Marquette Asset Management
$533
$574
$566
$644
$730
$559
$608
$663
$755
$877
48.8%
48.5%
46.1%
46.0%
45.4%
2011
2012
2013
2014
2015
Balances
Unused Commitments
Utilization
Personal Banking -
Private Wealth & Institutional -
IAM
Prairie Capital Management
Brokerage

Institutional Investment Management Segment Results

Net interest income		
Noninterest income		
Noninterest expense		
NI before taxes		
Income tax provision

Institutional Investment Management
37
$ in 000s, unaudited
Year Ended
3 mos Ended
December 31,
% Change
December 31,
% Change
2015
2014
Y/Y
2015
2014
Y/Y
$
2
$
(3)
166.7%
$
-
$
1
-100.0%
95,097
131,225
-27.5%
20,880
29,212
-28.5%
71,413
92,048
-22.4%
18,636
23,183
-19.6%
23,686
39,174
-39.5%
2,244
6,030
-62.8%
6,490
10,093
-35.7%
583
1,559
-62.6%
Net income
$     17,196
$     29,081
-40.9%
$          1,661
$          4,471
-62.8%
pre-tax profit margin
24.9%
29.9%
10.7%
20.6%
Scout assets under management stood at $27.2 billion on December 31, 2015; 78% fixed income / 22% equity
Net flows for 4Q were +$262.1 million in fixed income and -$1.1 billion in equity
Two funds recently reached their 3-year anniversary—Scout Low Duration and Scout
Emerging Markets
4
th
Quarter Statistics

Total AUM
$27.2B
$19.7B
$23.5B
Institutional Investment Management
38
$31.2B
$31.2B
$0.6
$0.9
$3.2
$2.4
$2.0
$10.3
$11.4
$12.6
$18.1
$18.9
$0.6
$0.8
$2.8
$2.9
$2.4
2011
2012
2013
2014
2015
Equity Mutual Funds
Equity Institutional & Other
Fixed Income Institutional & Other
Fixed Income Mutual Funds
$8.2
$10.4
$12.6
$7.8
$3.9

AUM Drivers
$ in millions
($567.7)
($570.7)
Total Change
($millions)
$30,039.7
$30,607.4
Total AUM
($millions)
Institutional Investment Management
39
$550.7
$31,178.1
($2,027.5)
$28,012.2
($830.9)
$27,181.3
4Q’15
3Q’15
2Q’15
1Q’15
4Q’14
($2,314.6)
($1,111.0)
($682.1)
($1,354.3)
($1,078.6)
($166.3)
$447.5
($51.0)
($745.4)
$207.2
$2,976.0
($79.3)
$262.6
$37.7
$262.1
$55.6
$172.0
($97.2)
$34.5
($221.6)
-$2,500
-$1,500
-$500
$500
$1,500
$2,500
$3,500
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM by Strategy –
As of December 31, 2015
40
Equity
Fixed Income
Equity Strategies
Mid Cap
International
International ADR
Emerging Markets
Global
Small Cap
Other:
Equity Opportunity
Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Core
Real Return
Unconstrained
Intermediate
Other:
Global Aggregate
Unconstrained UCITS
47.4%
42.8%
5.1%
3.9%
0.8%
78%
22%
31.2%
27.8%
18.7%
13.3%
4.3%
4.7%

Morningstar Ratings
MORNINGSTAR RATING:
The
Overall
Morningstar
Rating™
for
a
fund
is
derived
from
the
weighted-average
of
the
performance
figures
associated
with
its
3-,
5-
and
10-year
(if
applicable)
Morningstar
Rating metrics. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variations in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations
and
rewarding
consistent
performance.
The
top
10%
of
the
funds
in
a
broad
asset
class
receive
5
stars,
the
next
22.5%
receive
4
stars,
the
next
35%
receive
3
stars,
the
next
22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
As
of
Dec.
31,
2015,
the
Scout
Emerging
Markets
Fund
received
the
following
star
ratings
among
U.S.
domiciled
Diversified
Emerging
Mkts
Funds
for
the
following
time
periods: 4 stars (among 578 funds) for the 3 year period.
As
of
Dec.
31,
2015,
the
Scout
Global
Equity
Fund
received
the
following
star
ratings
among
U.S.
domiciled
World
Stock
Funds
for
the
following
time
periods:
4
stars
(among
984 funds) for the 3 year period.
As
of
Dec.
31,
2015,
the
Scout
Small
Cap
Fund
received
the
following
star
ratings
among
U.S.
domiciled
Small
Growth
Funds
for
the
following
time
periods:
4
stars
(among
660 funds) for the 3 year, 4 stars (among 588 funds) for the 5 year and 3 stars (among 423 funds) for the 10 year periods.
As
of
Dec.
31,
2015,
the
Scout
Core
Bond
Fund
-
Institutional
Class
received
the
following
star
ratings
among
U.S.
domiciled
Intermediate-Term
Bond
Funds
for
the
following
time periods: 3 stars (among 947 funds) for the 3 year, 3 stars (among 829 funds) for the 5 year and 4 stars (among 595 funds) for the 10 year periods.
As
of
Dec.
31,
2015,
the
Scout
Core
Plus
Bond
Fund
-
Institutional
Class
received
the
following
star
ratings
among
U.S.
domiciled
Intermediate-Term
Bond
Funds
for
the
following
time
periods:
2
stars
(among
947
funds)
for
the
3
year,
4
stars
(among
829
funds)
for
the
5
year
and
5
stars
(among
595
funds)
for
the
10
year
periods.
As of Dec. 31, 2015, the Scout Low Duration Bond Fund received the following star ratings among U.S. domiciled Short-Term Bond Funds for the following time periods: 4 stars (among 493 funds) for the 3 year period.
The
funds
may
have
experienced
negative
performance
during
one
or
more
of
the
time
periods
represented
by
the
Morningstar
rating
shown.
© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor Fund.
The Scout Funds are distributed by UMB Distribution Services LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB
Financial Corporation.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
Fund Name
Category
Funds in Category
Scout Emerging Markets
Diversified Emerging Mrkts
578
Scout Global Equity
World Stock
984
Scout Small Cap
Small Growth
660
Scout Core Bond - Institutional Class
Intermediate-Term Bond
947
Scout Core Plus Bond - Institutional Class
Intermediate-Term Bond
947
Scout Low Duration Bond
Short-Term Bond
493
Morningstar ratings based on a risk-adjusted performance as of December 31,2015
Overall Rating
41

Each Fund’s Prospectus or Summary Prospectus, available by calling 800.996.2862 or visiting scoutinv.com, includes investment objectives, risks, fees, expenses and other important information. Please read and consider carefully before investing.
Risk considerations: Stock fund values fluctuate and investors may lose principal value. Small-cap and mid-cap stocks are more susceptible to market volatility due to risks such as lack of management experience, product diversification, financial resources, competitive strength and liquidity. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.  Groups of stocks, such as value and growth, go in and out of favor, which may cause certain funds to underperform other equity funds.
Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards, and other factors. Investments in emerging markets involve even greater risks. Focusing on particular countries, regions, industries, sectors or types of investments may cause greater risk of adverse developments in certain funds.
The return of principal in a fixed income fund is not guaranteed. Fixed income funds have the same issuer, interest rate, inflation and credit risks that
are
associated
with
underlying
fixed
income
securities
owned
by
the
fund.
Mortgage-
and
Asset-Backed
Securities
are
subject
to
prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. An unconstrained investment approach can create considerable exposure to certain types of securities, such as derivatives, that present significant volatility, particularly over short periods of time.
Derivatives, such as options, futures contracts, currency forwards or swap agreements, may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives are subject to risks, such as market risk, liquidity risk, interest rate risk, credit risk and management
risk.
Derivative
investments
could
lose
more
than
the
principal
amount
invested.
Certain
funds
may
use
derivative
for
hedging
purposes or as part of the fund's investment strategy. The use of leverage, derivatives and short sales could accelerate losses to the Fund.
These losses could exceed the original amount invested.
Certain
funds
may,
at
times,
experience
higher-than-average
portfolio
turnover,
which
may
generate
significant
taxable
gains
and
increased
trading expenses, which, in turn, may lower the fund’s return.
Important Disclosures
42

Payment Solutions
43
Payment Solutions Segment Results $ in 000s, unaudited
Year Ended
3 mos Ended
December 31,
% Change
December 31,
% Change
2015
2014
Y/Y
2015
2014
Y/Y
Net interest income
$   58,288
$     52,251
11.6%
$   16,028
$   14,003
14.5%
Provision for loan
losses
6,959
7,825
-11.1%
2,003
1,383
44.8%
Noninterest income
91,326
84,478
8.1%
22,802
21,479
6.2%
Noninterest expense
106,016
93,915
12.9%
27,887
26,473
5.3%
NI before taxes
36,639
34,989
4.7%
8,940
7,626
17.2%
Income tax provision
10,043
7,791
28.9%
2,325
1,967
18.2%
Net income
$     26,596
$       27,198
-2.2%
$     6,615
$     5,659
16.9%
pre-tax profit margin
24.5%
25.6%
23.0%
21.5%
Total debit and credit card purchase volume was $9.3 billion for the full year 2015, an increase of 10.2% compared to 2014
HSA accounts grew to 805 thousand at year-end, for a 36.8% year-over-year increase
HSA deposits stood at $1.2 billion, on December 31, 2015 an increase of 39.5% compared to year-end 2014
Since inception in 3
rd
quarter 2015, the HSA Saver product has moved $9.0 million dollars of
HSA deposits into investment assets
Highlights

19.3%
17.9%
14.7%
11.1%
9.7%
21.1%
21.7%
19.3%
17.1%
18.2%
30.3%
28.3%
24.4%
19.5%
17.6%
27.7%
30.7%
39.8%
50.7%
53.1%
$14.2
$15.7
$15.9
$18.0
$19.9
4Q '11
4Q '12
4Q '13
4Q '14
4Q '15
Payment Solutions
Total Card Purchase Volume
& Interchange Revenue
44
Commercial Credit
Consumer Credit
Consumer Debit
Healthcare Debit
Institutional
Banking
–
IBIS
Debit
Interchange ($millions)
$2.3B
$1.3B
$1.4B
$1.6B
$2.1B
1.6%
1.4%
1.8%
1.6%
1.4%

Payment
Solutions
–
Healthcare
Services
45
Healthcare Purchase Volume Trends
$millions
23.4%
22.7%
32.5%
37.7%
41.0%
29.0%
34.3%
38.6%
36.7%
$350.0
$393.8
$536.4
$448.0
$421.4
$881.3
$748.6
$680.2
$649.1
$1,150.0
$1,152.1
$1,082.9
$1,052.3
$1,393.0
$1,379.7
$1,290.5
$1,195.9
Virtual Card Volume
Other Healthcare Volume

$298.4
$399.6
$595.0
$841.7
$1,174.1
$24.9
$30.9
$47.4
$75.8
$118.3
2011
2012
2013
2014
2015
HSA Deposits
HSA Investment Assets
Payment
Solutions
–
Healthcare
Services
46
Healthcare Deposits and Assets
$millions
$323.3
$430.5
$642.4
$917.5
$1,292.4
Investment assets as a
2011
2012
2013
2014
2015
% of total
healthcare deposits & assets
7.7%
7.2%
7.4%
8.3%
9.2%
Healthcare
provided
7.8% of Total
Company Deposits
in
4Q’15

We offer a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners.
Broker/Employer
TPAs
Health Plans
Tech Cos
Payment Aggregators
Healthcare Partners
HSA Applications
SSO
Web
Services
Contributions
Enrollment
BIN
Sponsor
HCS
Saver
Partner
Portal
Core Banking Systems
47
Multi-Channel Healthcare Strategy

Asset Servicing
48
Assets Under Administration
$billions
Investment Management Series Trusts continue to grow,
with 81 active funds and $12.8 billion in assets at December
31, 2015
Added 31 net new funds and increased assets under
administration by 20.6% in the alternative space in the past
12 months
Highlights
Asset Servicing Segment Results
$ in 000s, unaudited
Year Ended
3 mos
Ended
December 31,
% Change
December 31,
% Change
2015
2014
Y/Y
2015
2014
Y/Y
Net interest income
$     5,076
$       5,451
-6.9%
$     1,768
$       1,049
68.5%
Noninterest income
91,587
88,762
3.2%
22,517
22,177
1.5%
Noninterest expense
79,651
75,514
5.5%
18,847
19,938
-5.5%
NI before taxes
17,012
18,699
-9.0%
5,438
3,288
65.4%
Income tax provision
4,552
3,429
32.8%
1,406
872
61.2%
Net income
$     12,460
$       15,270
-18.4%
$     4,032
$       2,416
66.9%
pre-tax profit margin
17.6%
19.8%
22.4%
14.2%
$179.3
$185.6

$115.6
$54.9
$68.0
$62.4
$57.0
499
443
411
454
478
2011
2012
2013
2014
2015
Assets Under Administration
# of Custody Accounts
$24.7
$26.3
$27.9
$31.5
$38.1
467
532
514
579
610
2011
2012
2013
2014
2015
Assets Under Administration
# of Funds Serviced
802.4
946.8
1,280.1
1,111.2
1,083.4
256
270
301
349
386
2011
2012
2013
2014
2015
# of Shareholders
# of Funds Serviced
$35.9
$44.1
$63.0
$72.1
$60.8
160
179
219
249
253
2011
2012
2013
2014
2015
Assets Under Administration
# of Funds Serviced
Asset Servicing
49
Fund Accounting & Administration
Alternative Asset Servicing
Custody
Transfer Agency

Strength in balance – today and tomorrow. Fourth Quarter 2015 UMB Financial